Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |                                 |
                      |         GPU Power, Inc.         |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Canada Holding, Ltd.    |
                      |              (EWG)              |____________
                      |                                 |            |
                      |---------------------------------|            |
                                       |                       100%  |
                                       |                      -------|-------
                        100%           |                     |  EI Services  |
                       ________________|________________     |   Canada, Ltd.|
                      |                                 |    |     (EWG)     |
                      |      EI Brooklyn Power, Ltd.    |    |_______________|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                                       |
                                100%   |
                               --------|--------
                              |   EI Brooklyn   |
                              |Investments, Ltd.|
                              |      (EWG)      |
                              |-----------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     Guaracachi America, Inc.    |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |     Empresa Guaracachi S.A.     |
                      |              (EWG)              |
                      |3 facilities                     |
                      |339 MW total                     |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Barranquilla, Inc.      |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        29%            |
                       ----------------|----------------
                      |                                 |
                      |      Termobarranquilla S.A.     |
                      |              (EWG)              |
                      |2 facilities                     |
                      |890 MW total                     |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Barranquilla Lease Holding, Inc.|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Los Amigos Leasing Company, Ltd.|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |____
                      |                                 |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        100%           |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |         EI International        |    |
                      |              (EWG)              |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        52%            |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |      GPUI Colombia, Ltda.       |    |48%
                      |             (EWG)   .           |____|
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Hanover Energy Corporation   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) II, Inc.    |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) III, Inc.   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |         GPU Power, Inc.         |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Austin Cogeneration Corporation |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       Austin Cogeneration       |
                      |          Partners, L.P.         |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                  Exhibit G-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       International Power       |
                      |          Advisors, Inc.         |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                  Exhibit G-1



                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |   GPU Power Philippines, Inc.   |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        13.2%          |
                         --------------|-----------
                        |                          |
                        |   Magellan Utilities     |
                        | Development Corporation  |
                        |                          |
                        |--------------------------|

                                                                   Exhibit G-1



                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU International Asia, Inc.   |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit G-1



                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      GPUI Power Ireland, Inc.   |
                      |             (EWG)               |
                      |                                 |
                      |---------------------------------|

                                                                  Exhibit G-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------

                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                      100%             |
                       ----------------|-----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |          GPU Australia          |
                      |          Holdings, Inc.         |
                      |             (FUCO)              |
                      |---------------------------------|
                           |           |            |
                           |           |            |
                           |           |            |-------------------
                           |           |                 100%           |
                      100% |           |               |-----------------------|
                           |           |               |                       |
 |--------------------|    |           |               |                       |
 |                    |____|           |               | Vic Gas Holdings, Inc.|
 | GPU GasNet Trading |                |               ------------------------
 |     Pty. Ltd.      |                |                                |
 |--------------------|                |                                |
                                       |                                |
                                       |                                |
                                       |                                |
                                       |           100%                 |
                                       |            |--------------------------|
                                       |            |     GPU GasNet Pty. Ltd. |
                                       |            |                          |
                                       |            |--------------------------|
                                       |                                |
                      100%             |                                |
                       ________________|________________                |
                      |                                 |               |
                      |                                 |               |
                      |    Victoria Electric Holdings,  |               |
                      |                                 |  100%         |
                      |               Inc.              |  -------------|------
                      |                                 | |                    |
                      |              (FUCO)             | |     GPU GasNet     |
                      |---------------------------------| |        (TPA)       |
                                       |                   --------------------
                                       |
                                       |
                                       |
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |     Victoria Electric, Inc.     |
                      |                                 |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|

                                                                  Exhibit G-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------

                       ---------------------------------
                      |                                 |
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |            (FUCO)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |                                 |
                      |      EI UK Holdings, Inc.       |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |        Partners Holdings        |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |           Partners plc          |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Midlands Electricity plc     |
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                   Exhibit G-1


                               GPU Capital, Inc.
                             Organizational Chart
                             --------------------



                      ---------------------------------
                     |                                 |
                     |         GPU Electric, Inc.      |
                     |                                 |
                     |              (FUCO)             |
                     |---------------------------------|
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |        GPU Australia      |
                         |        Holdings, Inc.     |
                         |           (FUCO)          |
                         |---------------------------|
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |   Austran Holdings, Inc   |
                         |                           |
                         |                           |
                         |---------------------------|

                                                                  Exhibit G-1



                               GPU Capital, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU Argentina Holdings, Inc.   |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                             |                   |
                             |                   |
                             |                   |
                     --------|                   |--------
                    |                                     |
                    |   100%                       100%   |
         -----------|-----------               -----------|-----------
        |                       |             |                       |
        |                       |             |          GPU          |
        |        Emdersa        |             |       Argentina       |
        |                       |             |     Services, Ltd.    |
        |-----------------------|             |-----------------------|

                                                                  Exhibit G-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------

                       ---------------------------------
                      |                                 |
                      |        GPU Capital, Inc.        |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|-----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |          GPU Brasil, Inc.       |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|
                                       |       |
                                       |       |------------
                                       |                    |
                                       |       100%         |
                                       |      --------------|-----------------
                                       |      |                              |
                                       |      |    GPU Sao Paulo,S.A.        |
                                       |      |                              |
                                       |      |                              |
                                       |      --------------------------------
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |          GPU do Brasil          |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|